DYNETICS / HUNTSVILLE December 1, 2022 2022 Investor Site Visit 22-leidos-1114-25666

2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation contain or are based on "forward-looking" information within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "expects," "intends," "plans," "anticipates," "believes," "estimates," “targets" and similar words or phrases or conditional verbs such as will, should, would and could. Forward-looking statements in this presentation include, among others, estimates of our future growth and financial and operating performance as well as statements about our strategy, planned investments, capital expenditures, acquisitions, dispositions, technology development, business pipeline and addressable markets. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from those results anticipated by our forward-looking statements made in this presentation depending on a variety of factors, including, but not limited to: changes to our reputation and relationships with government agencies; developments in the U.S. government defense budget, including budget reductions, implementation of spending limits or changes in budgetary priorities; delays in the U.S. government budget process or approval of raises to the debt ceiling; delays in the U.S. government contract procurement process or the award of contracts; delays or loss of contracts as a result of competitor protests; changes in U.S. government procurement rules, regulations and practices; changes in interest rates and other market factors out of our control, including general economic and political conditions and the COVID-19 pandemic; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our Company; our ability to effectively compete for and win contracts with the U.S. government and other customers; our ability to attract, train and retain skilled employees, including our management team, and to obtain security clearances for our employees; the mix of our contracts and our ability to accurately estimate costs associated with our firm-fixed-price and other contracts; our ability to realize as revenues the full amount of our backlog; cybersecurity, data security or other security threats, systems failures or other disruptions of our business; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues; our ability to effectively acquire businesses and make investments; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts, including complex engineering projects; our ability to obtain necessary components and materials to perform our contracts, including semiconductors and related equipment, on reasonable terms or at all; the adequacy of our insurance programs designed to protect us from significant product or other liability claims; our ability to manage risks associated with our international business; exposure to lawsuits and contingencies associated with any acquired businesses; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that we face. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For further information concerning risks and uncertainties associated with our business, please refer to the filings we make from time to time with the U.S. Securities and Exchange Commission ("SEC"), including the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Legal Proceedings" sections of our latest Annual report on Form 10-K and quarterly reports on Form 10-Q, all of which may be viewed or obtained through the Investor Relations section of our website at www.leidos.com. All information in this presentation is as of December 1, 2022. The Company expressly disclaims any duty to update the forward-looking statement provided in this presentation to reflect subsequent events, actual results or changes in the Company’s expectations. The Company also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others. 22-leidos-1114-25666

AGENDA 3 7:25 – 8:00 Registration and Breakfast Dynetics Headquarters 8:00 – 8:05 Stuart Davis, Investor Relations Opening Remarks 8:05 – 8:20 Roger Krone, Chairman & CEO Dynetics Within the Leidos Portfolio 8:20 – 8:45 Steve Cook, Dynetics Group President Dynetics Overview 8:45 – 9:00 Dr. Tim Barton, CTO, Dynetics Group Advanced Technologies 9:00 – 9:15 Larry Barisciano, SVP Weapons Technology & Manufacturing Force Protection 9:15 – 9:30 Jonathan Pettus, SVP Aerospace, Defense, & Civil Hypersonics 9:30 – 9:45 Break 9:45 – 12:15 Tours Air Autonomy (Gilbert Building) Common Hypersonic Glide Body (MidCity Building) Enduring IFPC (Chase Building) 12:15 – 12:30 Break 12:30 – 1:15 Lunch and Q&A 1:15 – 1:30 Airport Shuttle 22-leidos-1114-25666

Roger Krone, Chairman and CEO DYNETICS WITHIN THE LEIDOS PORTFOLIO 4 22-leidos-1114-25666

MOTIVATED BY LEIDOS’ MISSION, VISION, & VALUES 5 VISION Become the global leader in the development and application of technology to solve our customers’ most demanding challenges. Engage, develop, and empower our diverse and valued people to foster a culture of creativity and growth. Strengthen our communities through volunteerism, sustainable operations, and the advancement of equality. MISSION Make the world… Safer Healthier More Efficient … through technology, engineering, and science VALUES 22-leidos-1114-25666

STRATEGIC FOCUS 6 Our business model will continue to differentiate us in the marketplace, and we aim to drive above market revenue, adjusted EBITDA, and cash generation growth based on our: Scale • Largest government technology services provider* • Drives differentiation from peers Positioning • Three complementary segments of scale • Diversified portfolio aligned with the market Talented People • Focus on employee growth and development • Investing to be an employer of choice * By revenue 22-leidos-1114-25666

DYNETICS — A COMPELLING ASSET BRINGING NEW CAPABILITIES AND CUSTOMERS 7 Taken from December 17, 2019 Dynetics Conference Call Dynetics: An Industry-Leading Applied Research & National Security Solutions Company Overview Headquartered in Huntsville, AL Founded in 1974 2,300 employees nationwide 100% employee ownership Hypersonics & Space Solutions Common Hypersonic Glide Body Prime, Long Range Hypersonic Weapon Subcontractor, Universal Stage Adapter Developer Intelligence & Electronic Warfare Unrivaled Threat Knowledge & Weapon System Emulators Avionics, Unmanned & Advanced Engineering Solutions Radar Expertise with Prototype and Test Bed Assets Weapons Technology Unmanned & Counter Unmanned System Technologies, Small Glide Munitions Highlights • Leading provider of high-technology, mission-critical services and solutions to U.S. government customers • Capabilities in Rapid Prototyping, Agile System Integration/Production, Threat System Analysis/Emulation, contract R&D • Proven history addressing the nation’s most challenging and technologically advanced missions Revenue by Capability (CY20E) Hypersonics & Space Solutions ~25% Intelligence & Electronic Warfare ~25% Avionics, Unmanned & Other Solutions ~20% Weapons Technology ~30% 22-leidos-1114-25666

DYNETICS WITHIN LEIDOS 8 • LInC • Spire & Davis CIVIL DEFENSE SOLUTIONS HEALTH Defense Group Intelligence Group 22-leidos-1114-25666

STRATEGIC BENEFITS OF DYNETICS ACQUISITION 9 Taken from December 17, 2019 Dynetics Conference Call Transaction Provides Three Key Strategic Benefits Provides Innovative Capabilities in High- Growth Areas Rapidly Expands Secure Agile Production Capability Increases Penetration With Key Customers Addition of Dynetics adds complementary Hypersonic, Space, and Weapons solutions Collocated secure production, test, and assembly facilities increase ability to offer product-centric solutions Expands footprint with strategic customers, including Army, DARPA, Defense Intelligence Agency (DIA), FBI, NASA, and SOCOM 1 2 3 22-leidos-1114-25666

EXECUTING ON THE PROMISE OF DYNETICS ACQUISITION 10 1 Provides Innovative Capabilities in High-Growth Areas • Expanded footprint with Hypersonics to development of Thermal Protection System and key hypersonic flight test bed • Integrating space sensor capabilities and algorithms to programs of record • Secured prototype phase of potentially large production programs (e. g., IFPC) • Developing and demonstrating first mobile high energy laser system 2 Rapidly Expands Secure Agile Production Capability • Established a Manufacturing Center of Excellence in Huntsville • Expanded capability for classified manufacturing and prototyping • Hosting largest Electron Beam Welding facility in Western Hemisphere to support emergent Navy needs • Established shock, vibration, and component testing capabilities to support CHGB test and assembly 3 • Won key Army programs for Integrated Force Protection and Hypersonics • Increasing responsive support of key needs for Navy, SDA, NASA, and Air Force customer sets • Continuing to provide valued expertise to DIA and DARPA customers • Received $1.6B in awards enabled by combination of Leidos and Dynetics Increases Penetration with Key Customers 22-leidos-1114-25666

OUR GROWTH ACCELERATED BY STRATEGIC ACQUISITIONS 11 Notes: 1) 2014 figures based on February to January FY 2) A reconciliation of non-GAAP diluted EPS to net income is included in the Appendix $3.5B $3.0B $2.0B $1.5B $1.0B $2.5B 2017 Q12016 Q12015 Q12014 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 Quarterly Revenue CAGRS Revenue 12% Non-GAAP Diluted EPS 12% Dynetics Acquisition — Market Entry • Innovative Capabilities • Secure Agile Production • Key Customer Penetration IS&GS Merger — Scale • Past Performance Qualifications • Portfolio Diversification • Cost Efficiencies 22-leidos-1114-25666

Steve Cook Dynetics Group President DYNETICS OVERVIEW 12 HYPERSONICS FORCE PROTECTION ADVANCED TECHNOLOGIES 22-leidos-1114-25666

13 DYNETICS GROUP OVERVIEW VIDEO 22-leidos-1114-25666

DYNETICS LEADERSHIP TEAM 14 Jonathan Pettus Aerospace, Defense, & Civil Larry Barisciano Weapons Technology & Manufacturing Dr. Artie Mabbett Leidos Innovations Center (LInC) Paul Engola National Security Space OPERATION LEADERSHIP Steve Cook President Paul Engola Deputy President 22-leidos-1114-25666

OUR PEOPLE 15 ~3.3k CLEARED EMPLOYEES 10.4% MILITARY VETERANS $300k TO LOCAL CHARITIES AND EDUCATION 4.1k EMPLOYEES NATIONWIDE ~31% ADVANCED DEGREES *As of Fall 2022 22-leidos-1114-25666

A NATIONAL PRESENCE 16 Dayton, OH Detroit, MI Charlottesville, VA National Capital Region Office Personnel Only Headquarters Ridgecrest, CA San Diego, CA Albuquerque, NM Fort Bliss, TX Fort Sill, OK San Antonio, TX Colorado Springs, CO Denver, CO Shalimar, FL Decatur, AL Iuka, MS McEwen, TN Huntsville, AL Headquarters 22-leidos-1114-25666

DYNETICS IS WELL POSITIONED FOR GREAT POWER COMPETITION 17 Dynetics, as part of Leidos, is building customer trust, creating significant opportunity Positioned for Great Power Competition, Addressing: • Adversary capabilities • Competitor capabilities • U.S. gaps • Impeding processes & procedures • Innovation • Speed & agility • Lower cost of systems • Fast replenish • Responsiveness & collaboration Government & Customers Needs: We Offer: • Differentiators and resources that small companies lack • Agility and speed that large companies can't match ’ 22-leidos-1114-25666

18 WHY DYNETICS SOLD TO LEIDOS Dynetics fits well with the Leidos culture of innovation: • 50-year history focusing on science and technology innovation • Legacy of maintaining “ESOP culture” upon successful transition to a publicly traded company • Customer focused: the tip of the spear — while maintaining balance with employees and shareholders • Committed to growing in Huntsville, Dayton, and additional other sites as well as other markets • Long history of moving products from R&D to programs of record 22-leidos-1114-25666

CREATING A NEW AEROSPACE AND DEFENSE COMPANY 19 • R&D/S&T with prototyping & manufacturing • Systems engineering rigor • Agility, speed, & affordability • Entrepreneurial mindset • Deep pool of resources Subsystem Product Common Hypersonic Glide-Body Subsystem Product Wide Field of View Sensor Full System High Energy Laser Full System (Including IP) Small Glide Munition Capabilities of a thicker integrator, with sustainable competitive advantages, while maintaining our speed, agility, and affordability GRAFTING ‘DNA’ IS&GS SD&A PAST FUTURECURRENT 22-leidos-1114-25666

DYNETICS KEY FOCUS AREAS 20 HYPERSONICS Offensive & Defensive Emergent Capability; Time-Critical Survivability ADVANCED TECHNOLOGIES Foundational Crosscutting Innovation for Competitive Advantage FORCE PROTECTION Defend Our Forces & Key Assets 22-leidos-1114-25666

STRATEGIC FOCUS MARKET DRIVERS • Move to great power competition • Defense modernization programs • Emphasis on rapid, innovative solutions for new threats GROWTH VECTORS • Major sources of growth through transition to programs of record: – Air Defense Products – Hypersonics – National Security Space Solutions • New affordable weapon systems for near-peer threats Addressable Market CAGR 2022 - 2027 Space Systems and Solutions Engineering/Technical Services and Prototyping Tactical Weapons Cyber-Physical Systems Sensors Airborne Autonomy Integrated Force Protection Hypersonics and NSS 3.0% 7.4% 13.1% 4.5% 9.7% 7.6% 4.9% 4.1% 2022 2023 2024 2025 2026 2027 $49B $45B$43B $37B $40B $48B ~6.0% Source: Management’s estimates 21 22-leidos-1114-25666

WHAT SETS DYNETICS APART 22 Customer intimacy Speed and agility Tackling the hard problems Excellence and innovation in all we do Partnering for success 22-leidos-1114-25666

THE POWER OF LEIDOS PLUS DYNETICS 23 Over $1.6B in wins were possible only because of the combined strength of Leidos and Dynetics EX A M PL ES : U.S. Army Enduring Indirect Fires Protection Capability Prototype U.S. Army/Navy Thermal Protection Systems for the Hypersonic Glide Body U.S. Navy MACH Test Bed for Hypersonics Space Force Space Development Agency Missile Warning/Tracking Space Sensor NASA Human Landing System PDR Design Round 1 22-leidos-1114-25666

Dr. Tim Barton Dynetics Group Chief Technology Officer 24 ADVANCED TECHNOLOGIES 22-leidos-1114-25666

25 ADVANCED TECHNOLOGIES VIDEO 22-leidos-1114-25666

DYNETICS GROUP IS ENGAGED IN TOP DEFENSE RDT&E PRIORITIES 26 INTEGRATED FORCE PROTECTION Directed Energy (High Energy Laser and High-Power Microwave), Air Defense Launcher, and Sensors Defense-specific critical technologies • Hypersonics ▲ • Directed Energy (DE) ▲ • Integrated sensing & cyber ▲ Effective adoption • Trusted artificial intelligence (AI) & autonomy ▲ • Integrated network system-of-systems ▲ • Microelectronics ▲ • Space technology ▲ • Renewable energy generation & storage • Advanced computing & software ▲ • Human-machine interfaces ▲ Seed areas: Emerging opportunities • Biotechnology ▲ • Quantum science ▲ • Future generation wireless • Advanced materials ▲ Heidi Shyu Under Secretary of Defense for Research and Engineering (OUSD(R&E)) “To maintain the United States military’s technological advantage, the Department will champion research, science, technology, engineering, and innovation. The demands of the present era call for new operational concepts, increasingly joint operations, and quickly fielding emerging science and technology opportunities.” HYPERSONICS Offensive and Defensive ▲ Primary Dynetics Group Engagements 22-leidos-1114-25666

Current Environment in the U.S. DEMAND FOR INNOVATION SPEED, SECURITY, AND SCALE — AND AGILITY 27 Customer Needs & Technology Trends GREAT POWER COMPETITION INTENSE ECONOMIC PRESSURES • National debt • Aging infrastructure HEALTHCARE STRESSES • Aging population • Pandemic implications • “Pace” the threat • Improved mission performance, new missions • Reduced cost and risk — with speed • Built-in security and cyber resilience • Focus on digital engineering & open architectures 22-leidos-1114-25666

TRANSITIONING THE “VALLEY OF DEATH” 28 EARLY INVESTMENTS PROTYPES & DEMONSTRATION CAPABILITIES ENDURING CAPABILITIES Tactical Weapons Concept Demonstrator Prototype Weapon Small Glide Munition (SGM) GBU-69B Counter- Hypersonics Sensor Capability Sensors and Processing WFOV Tranche 0 WFOV Tranche 1 Payload & Beyond Air Defense Launcher Multi-Mission and Air Defense Launchers, and Demos IFPC Enduring Prototypes IFPC Enduring Low-Initial Rate Production (LRIP) and Full Rate Production (FRP) • Investment in technical discrimination • Leverage rapid acquisition authorities • Tailored engineering rigor for speed, agility, and affordability • Prepare for future program phases early • Customer intimacy and involvement EXAMPLE PROGRAMS R&D / S&T Engineering, Development, Prototypes, & Demonstrations Enduring Capabilities “Valley of Death” 22-leidos-1114-25666

EXAMPLES OF OUR DIFFERENTIATING TECHNOLOGIES 29 Autonomy • Improving mission performance • Reducing cost and risk on current missions • Enabling new missions Comprehensive autonomy solutions and proven novel use of artificial intelligence in operational scenarios High-Power Microwave • Non-kinetic defeat for addressing unmanned aircraft system threats • Compact and transportable • Deep magazine • Rapid setup and minimal training • Integrates with existing command and control infrastructure Directed energy solutions to support Integrated Force Protection strategies SUBSYSTEM PLATFORM MISSION CAMPAIGN 22-leidos-1114-25666

EXAMPLES OF OUR DIFFERENTIATING TECHNOLOGIES 30 Advanced Computing and Processing • Real-time modeling and simulation • Robust computing & novel packages • Advanced algorithm development • System on a chip Detection, classification, localization, and tracking across a wide variety of sensors and phenomenologies Sensors • Persistence and discrimination • Multi-domain, multi-mission • RF, EO/IR, acoustic Advanced technologies, multiple modalities, critical in near-peer conflicts 22-leidos-1114-25666

Larry Barisciano Senior Vice President Weapons Technology & Manufacturing FORCE PROTECTION 31 22-leidos-1114-25666

32 FORCE PROTECTION VIDEO 22-leidos-1114-25666

OUR SYSTEMS ARE PROTECTING THE WARFIGHTER AND KEY ASSETS 33 ▲ Leidos Key Programs ICBM Hypersonics Tactical Ballistic Missiles Cruise Missiles Rocket, Artillery, Mortar UAS APPROXIMATE DEFENSE RANGECOMPLEMENTARY DEFENSE SYSTEMS THREAT SYSTEMS GMD Hypersonics▲ AEGIS THAAD PAC-3▲ IFPC-Enduring▲ IFPC-HEL▲ IFPC-HPM▲ DEFENDED AREA 1 km 15 km 25 km 30 km 200 km 2,500 km 2,700+ km 5,500+ km 22-leidos-1114-25666

KEY PROGRAMS 34 IFPC Enduring $180M Over 27 months 16 Prototype launchers Follow-on LRIP (96 systems) and FRP (300+ systems) POSITIONED FOR IFPC-High Energy Laser (HEL) $160M Over 51 months 4 Prototypes LEIDOS RESPONSE Quickly scaled from a 100-kW laser to a 300-kW laser to increase capabilities Leveraged ongoing OSD HEL scaling program Developed and executing lab demonstration of a 300-kW HEL on an Army HEMTT MISSION NEED Defeat subsonic cruise missiles Groups 2-3 unmanned aircraft systems, rockets, artillery, mortars, and other aerial threats LEIDOS RESPONSE Designed an open systems architecture launcher, which allows integration of multiple missiles System provides 360-deg coverage and ability to simultaneously engage multiple targets MISSION NEED Protect against cruise missiles, rockets, artillery, mortars Groups 1-3 unmanned aircraft system, rotary and fixed-wing threats Build of four prototypes and follow-on production (~70 systems) POSITIONED FOR 22-leidos-1114-25666

KEY PROGRAMS 35 Multi-Domain Radar for a Contested Environment (MuDRaCE) $40M Base over 36 months for three prototype MELPS systems 7 Twelve-month option periods $50M With first option Transition to USMC PEO land systems program of record – medium range air defense radar (MRADR) POSITIONED FOR Mobile Force Protection (MFP) $40M of DARPA customer investment 3 Phases; four years through 9/21 Continued funding for Multi-function X-band radar for CUAS Maneuver and Fires Integrated Experiment (MFIX) Participation 12/22 LEIDOS RESPONSE Rapidly prototyped three end-to-end kill chains Added autonomy to reduce operator workload Invented a new AESA radar leveraging leading-edge commercial off-the-shelf (COTS) technology MISSION NEED Survivable air defense sensor when operating against peer or near-peer adversary LEIDOS RESPONSE Combined Army Long-Range Persistent Surveillance (ALPS) and other sensing technologies with a sensor fusion engine Developed a system of systems that provides a high-quality, resilient air defense network MISSION NEED Protect high-value assets from small UAS threats with low collateral damage, on the move or stationery End-to-end demonstration of Leidos combined capabilities in sensing, autonomy, UAS integration, and flight operations POSITIONED FOR 22-leidos-1114-25666

MAJOR MILESTONES — FORCE PROTECTION 36 LRIP Award FRP Award Prototype Development Award 2 Protypes 4 Units (Block 1) 4 Units (Block 1) ALPS ALPS Incr. 2 PrototypeALPS Test & Demo ALPS Incr. 2 Production Begins MELPS MELPS Development MELPS Test Mjolnir THOR IFPC HEL IFPC Enduring MFIX Participation MFP Block 1 Decision Block 2 Decision Residual Hardware Transferred to Army Mjolnir Prototype Development Begins MFP Prototype 2.0 Award (Programmatic Request) Prototype 2.0 R&D Prototype 2.0 – Evaluation Units for ArmyRadar Prototype Upgrades Prototype Development 2021 2022 2023 2024 2025 2026 IF PC En d ur in g IF PC H EL H ig h- Po w er M ic ro w av e M o b ile W id e A re a Su rv ei lla nc e M o b ile Fo rc e Pr o te ct io n MRADR MRADR Production Begins Source PDR Award Program Execution Key Milestones 22-leidos-1114-25666

Jonathan Pettus Senior Vice President Aerospace, Defense, & Civil HYPERSONICS 37 22-leidos-1114-25666

38 HYPERSONICS VIDEO 22-leidos-1114-25666

ADDRESSING OFFENSIVE & DEFENSIVE HYPERSONIC NEEDS 39 A lti tu d e Ballistic Re-entry Vehicle Long-Range Glide Body Tactical Airbreathing Ground-Based Sensing Detect to Impact in Minutes Detect to Impact in Seconds Space-Based Missile Warning/Tracking Range Space Based Provides Detection from Launch to Impact Frank Kendall U.S. Secretary of the Air Force “The United States and China are engaged in an arms race to develop the most lethal hypersonic weapons.” General John Hyten Former Vice Chairman of the Joint Chiefs of Staff and former Commander of U.S. Strategic Command [Hypersonic weapons enable] “responsive, long-range, strike options against distant, defended, and/or time-critical threats when other forces are unavailable, denied access, or not preferred.” Mike White Principal Director for Hypersonics, Office of the Director of Defense Research and Engineering “You have to prevent launch to the extent you can, and then intercept those that are viable launch opportunities… to do kinetic defeat as part of a comprehensive strategy for defense against hypersonics.” 22-leidos-1114-25666

KEY PROGRAMS 40 Conventional Prompt Strike/ Long-Range Hypersonic Weapon, Common Hypersonic Glide Body LRIP leading to program of record POSITIONED FOR MACH-Test Bed LEIDOS RESPONSE Assemble best-of-breed technology team positioned for rapid advancement of U.S. hypersonic AUR capability Partnering with multiple low-cost commercial launch providers Prototyping, design, and digital engineering framework MISSION NEED Enable responsive, long-range strike options against distant, defended, and/or time-critical threats Challenge detection and defense due to speed, maneuverability, and low altitude of flight LEIDOS RESPONSE Transitioned Sandia National Lab design into a production-ready Technical Data Package Deliver CHGB for Army Long-Range Hypersonic Weapon and Navy Conventional Prompt Strike Program MISSION NEED Overcome hypersonics “valley of death” by providing test and prototyping services that enable rapid testing and data analysis of new hypersonic technologies Advanced hypersonics technology development and integration (up to 12 flights per year) POSITIONED FOR $960M Awarded for CHGB Production and TPS Integration 14 Glide Bodies $100M Initial award 36 Technologies evaluated per year 22-leidos-1114-25666

KEY PROGRAMS 41 Hypersonic Missile Warning and Tracking Wide Field of View (WFOV) Tranche 2 & beyond refresh growing to tens of payloads per year POSITIONED FOR MISSION NEED Detect and track conventional and hypersonic missiles Close kill chains precisely at a currently unattainable pace Tech refresh every 2 to 3 years (tranches) to counter evolving threats LEIDOS RESPONSE Unique staring optical sensor with state-of-the-art sensitivity Deliver initial tranche of 4 LEO WFOV payloads to integrator for early 2023 launch Develop and deliver 14 payloads for Tranche 1 operational capability in 2025 $280M Award for demo and prototype constellation 18 WFOV Payloads Sensor Assembly Electronics Control Module Assembly Sensor With Thermal Enclosure 22-leidos-1114-25666

MAJOR MILESTONES — HYPERSONICS 42 Award Program Execution Key Milestones CHGB MACH-Test Bed (MACH-TB) WFOV TO/T1 MACH-TB Task Area 1 MACH-TB Task Area 2 MACH-TB Flight Test 2 Payloads T0 WFOV Award T1 WFOV Award 2 Payloads 7 Payloads 7 Payloads T2 WFOV Award CHGB Follow-on (31 Units) CHGB #1 Delivery MACH-TB Flight Test 2021 2022 2023 2024 2025 2026 B o o st G lid e D ef en si ve CHGB #1 Battery Delivery 22-leidos-1114-25666

THE DYNETICS GROUP … TAKING ON KEY NATIONAL CHALLENGES 43 22-leidos-1114-25666

LOCATIONS 44 Dynetics Chase Facility 130 Vintage Drive MidCity Campus 4991 Corporate Drive Dr. Stephen M. Gilbert Advanced Manufacturing Facility 1006 Explorer Boulevard Dynetics Headquarters 1002 Explorer Boulevard 22-leidos-1114-25666

45 TOUR LOGISTICS • Shuttle is parked in front of the building and leaves in 15 minutes • Gilbert Building groups will be identified on the back of your badge; Group A and B • At the last stop (Chase Building), we will have a Q&A session during lunch with all presenters and tour guides; table assignments are identified on the back of your badges • At the conclusion of the Q&A, the shuttle will take passengers to the airport, and a separate shuttle will return passengers to this facility or the hotel • Photography is prohibited on the tour; cell phones and other electronic devices should remain on the shuttle 22-leidos-1114-25666

THE DYNETICS GROUP … TAKING ON KEY NATIONAL CHALLENGES 46 22-leidos-1114-25666

Non-GAAP Reconciliations List of Acronyms APPENDIX 47 22-leidos-1114-25666

NON-GAAP FINANCIAL MEASURES 48 Non-GAAP net income and non-GAAP diluted EPS are not measures of financial performance under generally accepted accounting principles in the U.S. ("GAAP") and, accordingly, should not be considered in isolation and should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. Management believes that non-GAAP net income and non-GAAP diluted EPS provide other measures of Leidos' results of operations and financial condition, including its ability to comply with financial covenants. Non-GAAP net income and non-GAAP diluted EPS are frequently used by financial analysts covering Leidos and its peers. Leidos' computation of its non-GAAP measures may not be comparable to similarly titled measures reported by other companies, thus limiting their use for comparability. Non-GAAP net income is computed by excluding the following discrete items and the related tax impacts from net income: Non-GAAP diluted earnings per share is computed by dividing non-GAAP net income by full diluted share count. • Acquisition, integration and restructuring costs • Amortization of acquired intangible assets • Acquisition related financing costs • Loss on debt modification • Amortization of equity method investment • Gain on sale of business 22-leidos-1114-25666

NON-GAAP FINANCIAL MEASURES RECONCILIATION 49 2014 Q1 2022 Q3 Net income 45 164 Less: net income attributable to non-controlling interest – 2 Net income attributable to Leidos common stockholders 45 162 Acquisition, integration and restructuring costs 1 3 Acquisition related financg costs – – Other tax adjustments – – Non-GAAP Net income attributable to Leidos common stockholders 46 219 Adjusted EBITDA 66 372 Diluted shares 78 138 Diluted Earnings per Share $0.57 $1.17 Non-GAAP Diluted Earnings per Share $0.59 $1.59 22-leidos-1114-25666

ACRONYM LIST 50 AESA Active Electronically Scanned Array AI Artificial Intelligence ALPS Army Long-Range Persistent Surveillance AUR All Up Round CAGR Compound Annual Growth Rate CHGB Common Hypersonic Glide Body CPS Conventional Prompt Strike CUAS Counter-Unmanned Aircraft System DE Directed Energy DARPA Defense Advanced Research Projects Agency DIA Defense Intelligence Agency DNA Deoxyribonucleic Acid DoD Department of Defense EO/IR Electro-optical/Infrared EPS Earnings per Share ESOP Employee Stock Ownership Plan FBI Federal Bureau of Investigations FRP Full Rate Production GMD Ground-Based Midcourse Defense HEL High Energy Laser HEMTT Heavy Expanded Mobility Tactical Truck HPM High-Power Microwave ICBM Intercontinental Ballistic Missile IFPC Indirect Fire Protection Capability IP Intellectual Property IS&GS Lockheed Martin Information Systems & Global Solutions business LEO Low Earth Orbit LInC Leidos Innovation Center LRHW Long Range Hypersonic Weapon LRIP Low-Rate Initial Production MACH Multi-Service Advanced Capability Hypersonics MACH-TB Multi-Service Advanced Capability Hypersonics Test Bed MFIX Maneuver and Fires Integrated Experiment MFP Mobile Force Protection MRADR Medium Range Air Defense Radar MuDRaCE Multi-Domain Radar for a Contested Environment NASA National Aeronautics and Space Administration NSS National Security Space OSD Office of the Secretary of Defense PAC-3 PATRIOT Advanced Capability-3 PDR Preliminary Design Review PEO Program Executive Office R&D Research and Development R&DT&E Research, Development, Test, and Evaluation RF Radio Frequency SDA Space Development Agency SOCOM Special Operations Command S&T Science and Technology THAAD Terminal High Altitude Area Defense TPS Thermal Protection System UAS Unmanned Aircraft System USMC United State Marine Corps WFOV Wide Field of View 22-leidos-1114-25666

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22-leidos-1114-25666 DYNETICS GROUP OVERVIEW VIDEO (TRANSCRIPTION) – SLIDE 13 Narrator: [00:00:02] Deep in the technological Valley of Death, many programs die. Logistical hurdles lead to failure and making it across this barren landscape. But in this wasteland, our company is embracing this challenge and innovating to solve the world's toughest problems. Today. [00:00:28] Here in Leidos' Dynetics group, we trek across any environment with an intense focus on mission success. We do not fear the valley of death. We welcome the challenge, thrive in this environment and clearly see the path through it. [00:00:44] Since its founding, Dynetics has been bringing innovative ideas to life and the opportunity to leverage the Leidos enterprise has allowed for more collaboration and greater resources than ever before. For over 50 years, Leidos has developed and deployed cutting edge hardware and software security solutions, to detect and defend against emerging threats. The company's significant contributions to the technological sector have produced some of the most advanced software systems in existence. [00:01:16] Dynetics supercharges Leidos technical dexterity by helping the company become full scope for any program. We move with speed and agility, take programs from concept to reality, and keep it all secure in a rapidly changing industry. It isn't enough to be fast. Everything must be done with national security missions in mind. Our customers have the toughest missions in the world. Leidos is resources and Dynetics customer intimacy helps them conquer challenges, feel secure and involved in the process. [00:01:50] When we enter the Valley of Death, we do not fear the journey from concept to final production. Instead, we embrace the challenges this period brings. Through innovation, integrity and intense commitment, we thrive. And these droughts have only given us more room to solve problems as they arise. [00:02:12] From the advanced technologies of autonomy to advanced computing and processing, combined with our multi-domain and multi-mission sensors to the world of biotech, we are providing technology that fuels the next great idea in all areas of industry. [00:02:29] Our force protection programs are at the center of the nation's defense modernization strategy, and they highlight our ability to pivot when needed from launchers to high energy lasers and sensors. We defend our nation's forces and protect the warfighter. [00:02:45] Our hypersonic systems are helping the nation catch up in an important race against adversaries from offensive to defensive hypersonic needs. We stand ready to prevent, protect and defend. [00:02:59] The Dynetics group leads Leidos to the path out of the valley of Death through innovation and integrity, enabling the enterprise to solve the toughest challenges in the world and be stronger than ever before. Where others fear to venture. We go willingly.

22-leidos-1114-25666 ADVANCED TECHNOLOGIES VIDEO (TRANSCRIPTION) – SLIDE 25 Heidi Shyu [00:00:00] We will see more technological change in the next ten years than we saw in the last 50. [00:00:09] For decades, success for America meant we brought our best minds together and innovative faster than any other nation. We absolutely must continue to do that. We must remain determined to develop and dominate the products and technologies of the future.

22-leidos-1114-25666 FORCE PROTECTION VIDEO (TRANSCRIPTION) – SLIDE 32 [Montage of news snippets] Unidentified Newscaster 1 [00:00:00] Gunfire and explosions.... Unidentified Newscaster 2 [00:00:02] Vladmir Putin puts Russia's nuclear forces on high alert... Unidentified Newscaster 3 [00:00:06] Chinese President Xi Jinping has warned of war... Unidentified Newscaster 4 [00:00:08] ...shining a spotlight on the fate of Taiwan. Unidentified Newscaster 5 [00:00:10] China's air force hinted that a U.S. base on Guam could be a target. Unidentified Newscaster 6 [00:00:14] It's just a really dangerous time. And quite frankly, I fear greatly that actually we are pretty close to World War Three.

22-leidos-1114-25666 HYPERSONICS VIDEO (TRANSCRIPTION) – SLIDE 38 Unidentified Newscaster 1 [00:00:02] China has tested – successfully tested hypersonics. Unidentified Newscaster 2 [00:00:05] Is the U.S. behind our adversaries in the development and deployment of these weapons? Unidentified Newscaster 3 [00:00:10] China has launched the third and final module to complete its permanent space station. The launch is the final part in a decade long effort to maintain a constantly crewed presence in orbit. Gen. John Hyten [00:00:20] When it comes to hypersonics, from our strategic deterrence perspective, my biggest demand signals for a hypersonic sensor capability, because if we can see it, then we have the ability to deter it.